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EXHIBIT 10.7



               AGREEMENT PREVENTING TENDER BY CERTAIN SHAREHOLDERS

This Agreement Preventing Tender by Certain Shareholders is hereby made on this 5th day of May, 2001 by and between Senior Care Industries, Inc. [Senior Care] and the undersigned shareholders [Shareholders] who hold stock in Senior Care Industries, Inc.

WHEREAS, Senior Care intends to make an offer to its shareholders under the terms of which all shareholders of record as of the last date for tender as set forth in the Tender Offer [Form TO-I] filed with the Securities & Exchange Commission and accompanying S-4 Registration Statement registering up to 450,000 shares of Series G preferred stock in Senior Care;

AND WHEREAS, the purpose of the Tender Offer is to provide relief to certain shareholders who owned stock prior to March 12, 2001;

AND WHEREAS, it was not the intention to provide tender rights or registration rights to persons receiving stock as consultants and/or officers and directors or others after March 12, 2001;

THE PARTIES THEREFORE AGREE AS FOLLOWS:

1. In consideration of the issuance of shares in Senior Care to the undersigned, each of them agrees that they shall not make a tender of the shares thus issued under the terms of the Tender Offer herein above described which was originally filed with the Securities & Exchange Commission on May 7, 2001 on Form TO-I.

2. The Subject Headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

3. This Agreement constitutes the agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment for this Agreement shall be binding unless executed in writing by all the parties. No Waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a Waiver of any other provisions, whether or not similar, nor shall any Waiver constitute a continuing Waiver. No Waiver shall be binding unless executed in writing by the party making the Waiver.

4. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third persons any right of subrogation or action over or against any party to this Agreement.

6. This Agreement shall be binding on, and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors, and assigns; provided, however, Buyer may not assign any of its rights under it, except to a wholly owned subsidiary corporation of Buyer. No such assignment by Buyer to its wholly owned subsidiary shall relieve Buyer of any of its obligations or duties under this Agreement.

7. Any controversy or claim arising out of or relating to this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in San Diego, California in accordance with the Rules of the American Arbitration Association then existing, and judgement on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

8.  Time is of the Essence in this Agreement.


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9. All notices, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed to Senior Care as follows:

                                Mr. Mervyn Phelan
                          Senior Care Industries, Inc.
                             410 Broadway-2nd Floor
                         Laguna Beach, California 92651

Notices to the undersigned shall be sent to the last known address as provided by the Stock Transfer Agent for Senior Care as the address for the undersigned.

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

10. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

         IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the date first above written.


         /S/ Mervyn Phelan
         ------------------------------
BY:      Mervyn Phelan, Chief Executive Officer
         Senior Care Industries, Inc.


SHAREHOLDERS:

/s/ Robert Coberly                        /s/ Craig Brown
--------------------                      ----------------------
Robert Coberly                            Craig Brown


/s/ John Cruickshank                      /s/ Brian Eisberg
--------------------                      ----------------------
John Cruickshank


/s/ Stephen Reeder                        /s/ Michael Austin
--------------------                      ----------------------
Stephen Reeder                            Michael Austin


/s/ Bob Eschwege                          Perdico Properties Trust
--------------------
Bob Eschwege

                                          /s/ Stephen Reeder
/s/ Scott Brake                           ----------------------
--------------------                      Trustee
                                          Aliso Circle Irrevocable Inter Vivos
                                          Trust
/s/ David Edwards
--------------------
David Edwards
                                          /s/ Mervyn A. Phelan, Jr.
                                          ----------------------
/s/ John Tanner                           Trustee
--------------------
John Tanner
                                          Senior Caring Communities, Inc.
/s/ David Tsai
--------------------
David Tsai                                /s/ John Cruickshank
                                          ----------------------
                                          Secretary
/s/ Houda Hajji
--------------------
Houda Hajji                               Lawrence R. Young & Associates, P.C.


Hudson Consulting Group, Inc.             /s/ Lawrence R. Young
                                          -----------------------
                                          President
/s/ Richard Surber
--------------------
President

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